                      AMENDED AND RESTATED LEASE AGREEMENT


                  THIS AMENDED AND RESTATED LEASE AGREEMENT, made and entered into on this 12th day of December, 1996, by and between Donald A. Dunham, Jr., (hereinafter referred to as "Landlord") and Service One International Corporation, a Delaware corporation, having its principal place of business in Sioux Falls, South Dakota, (hereinafter collectively referred to as "Tenant").


         WHEREAS, Landlord and Tenant have entered into a Net Lease Agreement on September 23, 1996; and


         WHEREAS, the Landlord and Tenant now hereby agree to amend such Lease Agreement by entering into this Amended and Restated Lease Agreement dated this 12th day of December, 1996.


                                   ARTICLE 1.
                                 LEASED PREMISES


a. Description of Premises. Landlord hereby leases and demises to Tenant and Tenant hereby accepts and leases from Landlord, on the terms and conditions hereinafter set forth, that certain real property and building, fixtures, and other related improvements located in Minnehaha County, South Dakota, on land which is more particularly described as follows:


                  Lot A, Tract 1, Tickman Addition to Sioux Falls, Minnehaha County, South Dakota,


                  also known as 3401 North Louise Avenue, Sioux Falls, South Dakota.


         and hereinafter in this Lease called the "Premises". The Premises consist of an area of approximately 149,410 square feet with an existing building located thereon of approximately 15,200 square feet ("Initial Building"). As set out in paragraph 1(c), Landlord shall construct an additional building on the Premises consisting of a building of 15,000 square feet ("Additional Building").


b. Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant is not in default under the terms of this Lease, Tenant shall have quiet and peaceful possession of the Premises and shall enjoy all of the rights granted without interference.


c. Construction of Additional Building. Landlord shall erect on the Premises a 15,000 square foot building ("Additional Building") except such portions thereof as Tenant is to furnish as hereinafter set out. The Additional Building shall be built in accordance with plans and specifications (the "Plans and Specifications") as agreed to by the parties hereto. The Plans and Specifications are hereby incorporated herein by reference as Exhibit A. Landlord's completion of its portion of the construction of the Additional Building shall

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         be on or before the date set forth in the Plans and Specifications and such construction shall be done in a good and workmanlike manner in full compliance with the building laws and ordinances applicable thereto, in order to receive a certificate of occupancy, and in compliance with all other governmental laws, or ordinances, regulations and requirements. Any delay in the completion of the Additional Building thereof shall defer the payment obligation for the Additional Building as set forth in paragraph 3.(a) Tenant shall furnish and install the equipment, machinery, and furnishings at its own expense and in accordance with the Plans and Specifications. Such equipment, machinery, and furnishings shall be furnished and installed by Tenant as soon as can reasonably be done after the Additional Building has been completed by Landlord. All Tenant's work shall be done in a good and workmanlike manner and in accordance with all city building codes. Landlord is under no obligation to make any structural or other alterations, decoration, additions or improvements in or to the Premises except as expressly set forth in the Plans and Specifications. Tenant shall have the right to make changes from time to time in the Plans and Specifications by submitting to Landlord revised plans and specifications (herein called the "Revisions"). Upon timely receipt of any Revisions, Landlord shall submit the Revisions for Performance to the contractors performing the trade or trades involved in the Revisions, and if so requested by Tenant, obtain proposed Bids from those contractors before embarking on such performance. The cost of any Revisions shall be included in the Base Rent as agreed to by the Landlord and Tenant. Landlord shall have the right to reject any Revisions which would delay the Additional Building Rent Commencement Date of this Lease unless, in conjunction therewith, Tenant agrees to pay rental for the Additional Building of the date the Additional Building Rent Commencement Date would have occurred but for the completion of the Revisions.


d. Preparation of Premises. Tenant shall take and accept the Premises, including the Initial Building in its "as is" condition. "As is" shall mean in tenantable condition so that the lights, front and rear doors, HVAC, plumbing and water heater are in working or operating condition. Taking of possession of the Initial Building by Tenant shall be conclusive evidence that the Initial Building, was, on that date, in good, clean and tenantable condition as represented by Landlord. Tenant acknowledges that, except as provided herein, no representations as to the repair of the Premises or Initial Building or promises to alter, remodel or improve the Premises or Initial Building have been made by Landlord.


e. Signs. Tenant shall be allowed to install exterior signage, containing Tenant's name and logo on the exterior of the Premises as well as a free standing exterior sign at the entrance to the Premises, such signage not to exceed the Premises allowable signage per code or ordinance. All exterior signage shall comply with local codes and ordinances and be approved by Landlord, which approval shall not be unreasonably withheld or delayed. It is understood that Tenant will pay for the signage and that Landlord, if requested, will use its best effort to assist Tenant in securing required approvals, provided Tenant will promptly reimburse Landlord for any monies expended for this purpose.

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                                   ARTICLE 2.
                                      TERM


The Initial term of this Lease shall be for a period of Fifteen (15) years commencing on September 23, 1996 ("Commencement Date") and ending September 30, 2011.


                                   ARTICLE 3.
                                      RENT


a. Base Rent. Until such time as the Additional Building is completed and delivered to the Tenant, Tenant covenants and agrees to pay to Landlord, Base Rent of $11,875.00 per month for the Premises, including the Initial Building. If the Lease Commencement Date is not on the first of the month, the Base Rent for the first month shall be prorated. At the time of the completion of the Additional Building ("Completion Date"), Tenant covenants and agrees to pay to Landlord, at Landlord's address specified herein or at such place as may be designated by Landlord from time to time without any prior demand therefor, and without any deduction or offset whatsoever, an annual Base Rent of $285,000 from the Completion Date to September 30, 2006, of which Tenant shall pay to Landlord, monthly, in advance on the first day of each and every month an amount equal to Twenty Three Thousand Seven Hundred Fifty and no/100ths ($23,750.00). If the completion of the Additional Premises is not completed on the first of the month, the first month's Base Rent subsequent to the Completion Date shall be prorated.


         For the purposes of this Lease, the Completion Date shall be defined as such date three weeks from the date the Landlord has completed all of the work required by Landlord as set out in the Plans and Specifications which will allow a temporary certificate of occupancy to be issued by the city upon completion of Tenant's work under the Plans and Specifications, and the Additional Building has been delivered to the Tenant, or the date Tenant commences operation in the Additional Building, whichever occurs first.


b. Base Rent Adjustment. Beginning October 1, 2006, and continuing until September 30, 2011, the annual Base Rent as set forth in paragraph 3a will be increased to $327,750, in which Tenant shall pay to Landlord, monthly, in advance on the first day of each and every month an amount equal to twenty-seven thousand three hundred twelve and 50/100th ($27,312.50).


c. Additional Rent. Except as otherwise herein provided, and nothing herein shall require Tenant to make any payments for any liens or encumbrances or mortgage encumbering the Premises, it is the intent of Landlord and Tenant that the Base Rent set forth above shall be on a triple net basis, as that term is used and understood in connection with the leasing of real property. Accordingly, as additional rental hereunder, Tenant shall pay, directly to the appropriate authorities, during the term of this Lease, subject to proration to the date of commencement and termination of the term hereof, all taxes, installments of special assessments, gross receipts taxes and taxes on rentals (other than income taxes)

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         relating to the Premises; the costs of heating, cooling, utilities;
         insurance (including but not limited to liability insurance and fire and casualty insurance with rental abatement endorsement, boiler and pressure vessel insurance; and owners protective liability insurance), security, snow removal, landscaping, janitorial and cleaning services; fees for professional services; charges under maintenance and service contracts; all supplies purchased for use in the Premises; maintenance and repair costs as hereinafter set forth; any equipment rental, altering, maintaining and repairing the Premises, and any other expenses or charges of any kind, general or special, foreseen or unforeseen, of any nature whatsoever, which during the term of this Lease shall be levied, assessed or imposed by any governmental authority upon or with respect to, or incurred in connection with, the possession, occupation, operation, alteration, maintenance, repair and use of the Premises, it being intended that this Lease shall result in a rental to be paid to Landlord without additional cost to Landlord or diminution or offset thereto in the monthly base amount specified in
         Article 3(a) above.


                                   ARTICLE 4.
                        TAXES, ASSESSMENTS AND UTILITIES


a. Taxes and Assessments. Tenant covenants and agrees to pay and discharge, directly to the appropriate Governmental authorities, as additional rental hereunder, at least ten (10) days before delinquency thereof and before any penalties or interest shall accrue thereof, all taxes of any kind, general or special, foreseen or unforeseen, of any nature whatsoever, and installments thereof which may be taxed, charged, levied, assessed or imposed from and after the commencement of the term hereof upon all or any portion of, or in relation to the Premises, including the improvements at any time situated or erected thereof, and all personal property and equipment at any time contained therein.


b. Tenant's Right to Contest Validity. Landlord agrees that Tenant shall have the right, in Tenant's or Landlord's name, but at Tenant's sole cost and expense, to contest the validity of any tax or assessment by appropriate proceedings, timely instituted, provided that (a) Tenant gives Landlord written notice of Tenant's intention to do so at least twenty (20) days prior to the delinquency thereof and (b) Tenant diligently prosecutes any such contest, at all times effectively stays or prevents any official or judicial sale of the Premises, under execution or otherwise, pays any final judgment enforcing any tax or assessment so contested, and promptly procures and records satisfaction thereof. Landlord shall, if requested by Tenant, cooperate with Tenant in any such proceedings; provided, however, that Landlord shall not be liable for any expenses whatsoever in connection therewith, and Tenant shall protect and indemnify Landlord against all loss, cost, expense, attorney's fees or damages resulting therefrom.


c. Other Taxes. If at any time during the term of this Lease under the laws of the United States, the State of South Dakota or any political subdivision thereof in which the Premises are situated, a tax or excise on rent or any other tax, however described, is

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


         levied or assessed by any political body against Landlord on account of rentals payable to Landlord hereunder, such tax or excise shall likewise be paid by Tenant.


d. Utilities. Tenant shall pay or cause to be paid all charges for water, gas, sewer, electricity, light, heat, air conditioning, power, telephone or other service of any kind whatsoever submitted, rendered or supplied in connection with the Premises, and shall contract for the same in Tenant's own name.


                                   ARTICLE 5.
                                 USE OF PREMISES


a. Restrictions on Use. The Premises are leased to Tenant for the purpose of Tenant conducting its financial/credit card processing operations or for any other lawful purpose. Tenant waives any and all rights to terminate this Lease for any reason due to frustration of the intended use or purposes thereof. Tenant shall not do anything in or about the Premises which will in any way tend to increase insurance rates for the Premises. Tenant agrees to pay as additional rent any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Premises by Tenant. Tenant shall not suffer or permit any waste of the Premises during the term of this Lease.


b. Hazardous Waste. Tenant shall not install, use, generate, store or dispose of in or about the Premises any hazardous substance, toxic chemical, pollutant or other material regulated by the Comprehensive Environmental Response, Compensation and Liability Act of 1985 or in any South Dakota statute, rule, or regulation or any similar law or regulation (including without limitation any material containing asbestos or PCB) without Landlord's written approval of each such substance. Landlord shall not unreasonably withhold its approval of use by Tenant of immaterial quantities of such substances customarily used in its business operations, so long as Tenant uses such substances in accordance with applicable laws. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage or expense arising out of Tenant's installation, use, generation, storage, or disposal of any such substance, regardless of whether Landlord has approved the activity.


         Landlord represents that, prior to the Commencement Date, to the best of its knowledge, there has been no installation, use, generation, storage or disposal of in or about the Premises any hazardous substance, toxic chemical, pollutant or other material regulated by the Comprehensive Environmental Response, Compensation and Liability Act of 1985 or in any South Dakota statute, rule, or regulation or any similar law or regulation (including without limitation any material containing asbestos or PCB). Landlord shall indemnify, defend and hold Tenant harmless from and against any claim, damage or expense arising out of such prior installation, use, generation, storage, or disposal of any such substance of which Landlord had knowledge.

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c.       Subsequent to the completion of the Additional Premises, Landlord shall provide a minimum of 181 parking spaces adjacent to the Premises as shown on the site plan attached as Exhibit B.


                                   ARTICLE 6.
                      MAINTENANCE, REPAIRS AND ALTERATIONS


a. Maintenance and Repairs. The Premises and every part thereof shall be, at the Commencement Date, in good order, condition and repair. Landlord at its cost shall be responsible for the repair and replacement of all of the structural elements and exterior surfaces of the Premises including roof, roof membrane and roof covering, walls, concrete slab, footings, electrical and plumbing exterior to the building, heating, ventilating and air conditioning system at Landlord's sole expense as and when necessary. Tenant shall maintain the heating, ventilation and air conditioning and maintain, repair and replace interior walls, interior ceiling, painting, floor coverings, plate glass and doors at Tenant's sole expense. Tenant shall, at its own cost and expense, provide and maintain landscaping, if any, on the Premises. Tenant agrees to keep and maintain the Premises and the fixtures and equipment therein in first class, properly functioning, safe, orderly and sanitary condition, will suffer no waste or injury thereto, and will at the expiration or other termination of the Term of this Lease, surrender the same with all improvements in the same order and condition in which they were on the Commencement Date, or in such better condition as they may hereafter be put, ordinary wear and tear and casualty damage to the extent covered by insurance excepted. All alterations, decorations, additions or improvements in or to the Premises made by Tenant shall become the property of Landlord upon expiration of the term and shall remain upon and be surrendered with the Premises as a part thereof without disturbance or injury, unless Landlord requires specific items thereof to be removed by Tenant at Tenant's sole expense, in which event Tenant shall do so prior to the expiration of the term at its expense, and shall repair any damage caused thereby. Notwithstanding the foregoing, if Tenant is not in default in the performance of any of its obligations under this Lease, if any and all damage resulting therefrom be repaired, and Tenant shall post such security with respect thereto as Landlord may reasonably request, Tenant shall have the right to remove, during the last 90 days of the term of this Lease, all movable furniture, equipment, furnishings or trade fixtures installed in the Premises at the direct expense of Tenant, provided the same is completed with no damage to the Premises.


b. Alteration. Subject to the prior written consent of Landlord, which shall not be unreasonably withheld, Tenant shall have the right to make such additions, alterations, changes or improvements to the Premises as Tenant shall deem necessary or desirable; provided, however, that no such addition, alteration, change or improvement shall be made which will weaken the structural strength of, lessen the value of, interfere with or make inoperable, any portion of the Premises or appurtenances thereto or change the architectural appearance of the Premises. All additions, alterations, changes and improvements shall be made in a workmanlike manner, in full compliance with all building laws and ordinances applicable thereto, and when permitted to be made shall become a part of the Premises and shall be surrendered as a part of the Premises upon the termination of this Lease.


c. Non-Liability of Landlord. Landlord shall not be obligated to maintain nor to make any repairs or replacements of any kind, nature or description whatsoever to the Premises, except as provided specifically herein, and Tenant expressly waives all rights to make repairs at Landlord's expense under any law now or hereinafter enacted.


d. Tenant Self-Help. If Landlord shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed, and if Landlord shall not cure such default within ten (10) days after notice from Tenant specifying the default (or, if said default is not reasonably capable of cure within ten (10) days, shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Tenant may at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord, and any amount paid or any contractual liability incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord, and Landlord agrees to reimburse Tenant therefor or save Tenant harmless therefrom; provided that Tenant may cure any such default as aforesaid prior to the expiration of said waiting period, but after said notice to Landlord if the curing of such default prior to the expiration of said waiting period, is reasonably necessary to protect the Premises or Tenant's interest therein to prevent injury or damage to persons or property, or to enable Tenant to conduct its business in the Premises. If Landlord shall fail to reimburse Tenant upon demand for any amount paid for the account of Landlord hereunder or for any other sum payable to Tenant pursuant to this Lease, said amount plus interest thereon at an annual rate of 2% in excess of the Prime Rate of Norwest Bank Minneapolis N.A., but in no event greater than the maximum legal rate of interest, from the date of demand upon Landlord for payment, may be deducted by Tenant from the next or any succeeding payments of Base Rent or any additional rent or other sum due hereunder. Notwithstanding anything to the contrary contained in this Lease, in the case of emergency, notices required pursuant to this Article may be given orally, or in any other reasonably due and sufficient manner having regard to the emergency and the attending circumstances. If any such notice shall not be given in the manner described in Article 20 hereof, then, as soon thereafter as may be practicable, such notice shall be followed-up by notice given in the manner described in said Article. The addresses provided in Article 20 for notices to a party may be changed by the party receiving, such notice by written notice to the other party.

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


                                   ARTICLE 7.
                          LANDLORD'S ACCESS TO PREMISES


a. Inspection of Premises by Landlord. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter the Premises at all reasonable times during usual business hours for the purposes of:
         (a) inspecting same, (b) making such repairs or reconstruction to the Premises permitted to be made by Landlord, and (c) performing any work therein which may be necessary by reason of Tenant's default under the terms of this Lease, (d) decorating, remodeling, repairing, altering, or otherwise preparing the Premises for reoccupancy at any time after Tenant abandons the Premises for a continuous period of thirty (30) days, provided that Tenant shall not be considered to have abandoned the Premises so long as the Premises are kept in clean and orderly fashion and rent is paid in accordance with the terms hereof, and (e) entering the Premises without notice for emergency purposes. For said purposes, Landlord shall have the right to possess pass keys to the Premises. Nothing herein contained shall imply any duty on the part of Landlord to do any such work which, under the provisions of this Lease, Tenant is required to perform, and the performance thereof by Landlord shall not constitute waiver of Tenant's default in failing to perform the same. Landlord may, during, the performance of any work on the Premises, keep and store upon the parking area of or within the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for any reasonable inconvenience, annoyance, disturbance, loss of business or other damage sustained by Tenant during the making of repairs or the performance of any work on the Premises, or on account of bringing materials, supplies, and equipment into or through the Premises during the course thereof. In the event Landlord makes any repairs or maintenance which Tenant has failed to do or perform, the cost thereof shall constitute additional rent and shall be paid to Landlord with the next installment of the monthly Base Rent due hereunder.

b. Right to Exhibit Premises. Landlord is hereby given the right during usual business hours to enter the Premises and to exhibit the same for the purpose of sale or mortgage, and during the last six (6) months of the term of this Lease, or any extension thereof, to exhibit the same to any prospective Tenant.


                                   ARTICLE 8.
                                MECHANIC'S LIENS


         Tenant shall not suffer or permit any mechanic's liens to be filed against the Premises or any part thereof by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant. If any such mechanic's liens shall at any time be filed against the Premises, Tenant shall cause the same to be discharged of record within sixty (60) days after the date of filing the same. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien

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

by deposit in court or by giving security or in such other manner as is or may be prescribed by law. Any amount paid by Landlord for any of the aforesaid purposes, and all reasonable legal and other expenses of Landlord, including reasonable attorneys' fees, in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, with interest thereon at the rate of eighteen percent (18%) per annum from the date of payment shall be repaid by Tenant to Landlord on demand, and if not so paid shall become due and payable by Tenant as additional rent with the next succeeding installment of monthly base rent which shall become due after such demand. Nothing herein contained shall imply any consent or agreement on the part of Landlord to subject Landlord's estate to liability under any mechanic's lien law.


                                   ARTICLE 9.
                              COMPLIANCE WITH LAWS


a. Generally. Tenant shall through the term, at Tenant's sole cost and expense, promptly comply with all laws and ordinances, and the orders, rules, regulations and requirements of all Federal, State and municipal governments and appropriate departments, commissions, boards and offices thereof, foreseen or unforeseen, existing or hereafter constituted, ordinary as well as extraordinary, which may be applicable to the Premises, or the use or manner of use of the Premises; provided, however, that in any event any such law, ordinance, order, rule or regulation requires structural repairs or alterations to the Premises, such repairs or alterations shall be at the expense of Landlord as provided in Article 6(a) herein. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the building and improvements on the Premises and the personal Property thereof.


b. License. Tenant shall obtain all appropriate licenses required from all Federal, State, and municipal governments, if any, needed to operate its business on the Premises and Tenant shall be responsible to maintain such licenses, as long as the Lease is in effect.


c. Non-Compliance. Landlord agrees that if at any time or times any governmental authorities or insurance rating bureaus having jurisdiction shall complain that the Premises or the Buildings were not constructed in compliance with any law, ordinance or regulation of any governmental authority or insurance rating bureau having jurisdiction and shall request compliance, then Landlord shall, upon receipt of notice of such complaint, cause such repairs, alterations or other work to be done so as to bring about the compliance requested. If by reason of such failure of compliance or by reason of such repairs, alterations or other work done by Landlord, Tenant shall be deprived of the use and enjoyment of the whole or any part of the Premises, all base rent and other sums payable hereunder shall abate on a per diem basis in proportion to said deprivation. If at any time during the term of this Lease, any person claiming a prior right to Tenant or any governmental authority shall cause an injunction to be entered against Tenant restricting Tenants using or enjoying the Premises or any rights of Tenant under this Lease, and if said injunction shall not be dismissed within sixty (60) days after Tenant shall give

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


         Landlord notice thereof, then Tenant, without waiving any other rights Tenant may have against Landlord on account thereof (including, without limitation, the right to an abatement of all rent payable hereunder so long as said injunction shall remain in effect), may terminate this Lease by giving Landlord notice thereof.


                                   ARTICLE 10.
                           INDEMNIFICATION OF LANDLORD


         Tenant agrees to indemnify and hold harmless Landlord against and from any and all claims by or on behalf of any person, arising from the conduct or management of, or from any work or thing whatsoever done, in and on the Premises and will further indemnify and save Landlord harmless against any and from any and all claims arising during the term of this Lease from any condition of any street, curb, or sidewalk adjoining the Premises, or of any vaults, passageways or space therein or appurtenant thereto, or arising from any breach or default on the part of Tenant in performance of any covenant or agreement on the part of Tenant to be performed, pursuant to this Lease, or arising from any act or negligence of Tenant or any other occupant of the Premises, or any part thereof, or of its or their agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring during the term of this Lease in or about the Premises, or upon or under the sidewalks and the land adjacent thereto, and from and against all judgments, costs, expenses and liabilities incurred in or about any such claim or action or proceeding brought therein except as such claims or liabilities are the result of the negligence of the Landlord, and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Landlord.


                                   ARTICLE 11.
                                    INSURANCE


a. Fire and Extended Coverage. Tenant shall, as additional rent, at its sole cost and expense, keep the Premises, including all improvements, personal property, fixtures and equipment on, in or appurtenant to the Premises at the commencement of the term and thereafter erected thereon or therein, including all alterations, rebuildings, replacements, changes, additions and improvements, fully insured for replacement value which the parties agree is $2,500,000.00 at the inception of this Lease, for the benefit of Landlord and Tenant as their respective interests may appear, against loss or damage by fire and those perils included from time to time in the standard form of extended coverage insurance endorsement. All such insurance shall be in amounts at all times sufficient to prevent Landlord or Tenant from becoming a co-insured under the terms of the applicable policy. These insurance provisions shall in no way limit or modify any of the obligations of Tenant under any provision of this Lease to restore the Premises. Such insurance shall expressly provide that any losses thereunder shall be adjusted with Landlord and Tenant pursuant to a standard clause, without contribution, if obtainable, and Landlord and Tenant, as their respective interests may appear, but the proceeds of such insurance shall

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

         be used for the repair, replacement or restoration of the Premises, as provided by Article 12.


b. Liability Insurance. Tenant shall also, at its sole cost and expense, but for the benefit of Landlord and Tenant, maintain comprehensive general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, which insurance shall afford protection of not less than Three million five hundred thousand dollars ($3,500,000) with respect to injury, or death to a single person, of not less than Three million five hundred thousand dollars ($3,500,000) with respect to injuries or death from any one accident, and of not less than Two million five hundred thousand dollars ($2,500,000) with respect to property damage.


c. General Requirements. All policies of insurance maintained by Tenant in accordance with this Article 11 shall be subject to and governed by the following:


                  i. All policies of insurance shall provide that any loss shall be payable in the event that, and notwithstanding, any act or omission of Tenant might otherwise result in a forfeiture or reduction of said insurance and shall contain a waiver of any right to subrogation.


                  ii. All policies of insurance and the form thereof shall be subject to approval in writing by Landlord. A certificate of insurance shall be delivered to Landlord at the commencement of the term and renewal certificates policies shall be delivered to Landlord not less than ten (10) days prior to the expiration of any then current policy. Landlord shall be named as an additional insured.


                  iii. It is the intention of the parties that Tenant shall take out, maintain in force and at all times pay for and deliver to Landlord all of the policies of insurance hereinabove referred to at such times and in such manner so that Landlord shall at all times during the term be in possession of paid up policies which are in full force and effect.


                  iv. Each such policy shall provide that it may not be canceled, non-renewed, or materially modified as to the interest of Landlord, except upon thirty (30) days' prior written notice from the insurance company to Landlord.


                  v. Tenant shall not violate or permit any occupant of the Premises to violate any of the conditions or provisions of any such policy.


                  vi. Tenant and Landlord shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss, but at the sole expense of Tenant, and Tenant shall execute and deliver to Landlord such proof of loss and other instruments as may be required for the purpose of obtaining the recovery of any such insurance monies.


                  vii. The premiums of all transferable insurance policies in force at the termination of the term shall be apportioned as between Landlord and Tenant in such manner that Landlord shall reimburse Tenant for that portion of the aggregate premiums unearned on all such policies in force at the expiration of the term.


d. Waiver of Claims and Subrogation. Notwithstanding any other provisions in this Lease to the contrary, Landlord and Tenant hereby release one another from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage covered by property insurance or coverable by a customary policy of the insurance required by Article 11(a) or Article 11(b) (whichever is applicable), even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.


                                   ARTICLE 12.
                                   DESTRUCTION


a. Partial or Total Destruction. In the event that the Premises shall be damaged during the initial term of this Lease or at any time during an extended term of this Lease so that fifty (50%) percent of the usable space of the Premises shall be rendered unusable, Landlord shall have the option of terminating this Lease unless Tenant agrees to continue to pay the rent set forth in the Lease and agrees to restore the Premises with the insurance proceeds. Regardless of whether such damage is due to the fault, negligence, act or omission of Tenant, its employees, agents or servants, licensees or invitees, Tenant shall also have the option of terminating this Lease if there are insurance proceeds available for the benefit of the Landlord. Upon termination by either party, Landlord shall retain the right to receive payments under the business interruption insurance as provided for in Article 11 herein for the balance of the term of this Lease Agreement. In the event of a total or partial destruction of the Premises or any portion thereof during the term of this Lease by any cause or risk including those covered by any policy of insurance referred to in Article 11 above, Tenant shall give to Landlord prompt notice thereof and Tenant, as long as it continues to pay the rent set forth in the Lease, shall notwithstanding the foregoing, have the option, at its sole cost and expense, whether or not insurance proceeds shall be sufficient for that purpose, and regardless of the amount of any such destruction, to forthwith repair, replace and rebuild the same at least to the extent of the value thereof existing immediately prior to such occurrence, provided such repairs, replacement or rebuilding can be done in accordance with then existing laws and regulations. All such repairs, replacement or rebuilding shall be performed in a good and workmanlike manner and in compliance with all then existing laws and regulations, and Landlord shall in no event be called upon to repair, replace or rebuild the Premises or any portion thereof.

b. Notice to Landlord. At least ten (10) days before the commencement of such repairs, replacement or rebuilding, Tenant shall notify Landlord of its intention to commence the same.


c. Application of Insurance Proceeds. For the purpose of payment toward the cost of such repairs, replacement or rebuilding from time to time (but not more frequently than once in each month), Landlord shall make available and pay all net sums received under insurance policies covering such loss, as provided in Article 11 above either: (a) to the parties whom Tenant may employ to repair, replace, or rebuild same as such repairs, replacements, or rebuilding shall progress, or (b) to Tenant if Tenant shall make or pay for such repairs, replacements, or building. In either case, Landlord shall pay said insurance proceeds periodically as work and materials are actually incorporated in the Premises. If the net amount of such insurance proceeds shall be insufficient for the purpose of effecting repairs, replacement or rebuilding of all such damaged or destroyed improvements, Tenant shall pay the additional sums required, and if the amount of such insurance proceeds shall be in excess of the cost thereof, the excess shall be paid to and be retained by Tenant. If the Lease is terminated by either Landlord or Tenant, the insurance proceeds shall be subject to the rights of the holder of any mortgage to which this Lease is or shall be subject and subordinate.


d. Rights of Landlord. Upon receiving notification from Tenant, if the work of repairing, replacing, or rebuilding such damaged or destroyed building, improvements, furniture or equipment or construction of a new building shall not be commenced within a reasonable time from the date of any such loss, destruction or damage, or after commencement thereof shall not be expeditiously proceeded with to completion and Tenant has ceased paying rent under the terms of the Lease. Landlord shall have the right to cancel and terminate this Lease by giving to Tenant not less than thirty (30) days' notice of intention to do so.


                                   ARTICLE 13.
                                  CONDEMNATION


a. Condemnation Defined. The term "condemnation", as used in this Lease, shall mean the exercise of the power of eminent domain by any person, entity, body, agency or authority, or private purchase in lieu of eminent domain, and the date of condemnation shall mean the day on which the actual physical taking of possession pursuant to the exercise of said power of eminent domain, or private purchase in lieu thereof, occurs or the date of settlement or compromise of the claims of the parties hereto during the pendency of this exercise of said power, whichever occurs first, and property is deemed "condemned" on said date.


b. Landlord's Right to Collect Proceeds. In the event the Premises or any part thereof shall be taken in condemnation proceedings, Landlord shall be entitled to collect the entire award made in any such proceedings without deduction therefrom for any estate hereby vested in or owned by Tenant subject to Tenant's rights as hereinafter set forth. Tenant agrees to execute any and all further documents that may be required in order to facilitate collection by Landlord of any and all such awards. Tenant and any person or entity, having an interest in Tenant's share of the award, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings or agreement as aforesaid for the purpose of protecting Tenant's interests hereunder.


c. Total Taking. If at any time during the term of the Lease the whole or substantially all of the Premises shall be so taken or condemned, this Lease shall terminate and expire on the date upon which title shall vest in the condemning authority, and the rent provided to be paid by Tenant shall be apportioned and paid to such date. For the purposes of this Section, "substantially all of the Premises" shall be deemed to have been taken if the portion of the Premises not so taken, and taking into consideration the amount of the net award available for such purposes, cannot be so repaired or rebuilt as to constitute a complete, rentable structure suitable for continuing the use to which Tenant was putting the Premises prior to such taking and capable of producing a proportionately fair and reasonable net annual income after payment of all operating expenses thereof, the net rent, as the same may be reduced as a result of such taking, additional rent and all other charges payable hereunder, and after performance of all covenants, agreements, terms and provisions herein and by laws provided to be performed and paid by Tenant.


d. Distribution of Award. In the event of a taking, which shall result in the termination of this Lease, the rights of Landlord and Tenant in any award shall be as follows and in the following order of priority:


                  i. There shall first be paid to the holder of any mortgage on the Premises (regardless of whether this Lease is or shall be subject and subordinate to said mortgage) the unpaid balance of principal and interest due on such mortgage.


                  ii. Landlord shall then retain that part of the award attributable to the land and improvements (reduced by any payment to a mortgagee under (a) above), and consequential and severance damages for the value of Landlord's interest in the remaining term of this Lease.


                  iii. Tenant shall be entitled to receive the balance of the award, if any.


e. Partial Taking. In the event of a partial taking which shall not result in the termination of this Lease, Landlord shall promptly proceed to repair, rebuild or restore the remainder of any building on the premises affected thereby to a complete and self-contained architectural unit, for the purposes and uses to which Tenant was putting the Premises before the taking. However, if the aforementioned taking renders the Premises unsuitable for Tenant's use, Tenant may terminate this Lease as of the date when Tenant is required to yield possession.

                                   ARTICLE 14.
                            ASSIGNMENT AND SUBLETTING


a. Prohibition Against Assignment. Subject to 14.b. below, Tenant shall not assign, hypothecate or pledge this Lease or sublet the whole of the Premises either voluntarily or by operation of law without the prior written consent of Landlord; and such consent shall not be unreasonably withheld. Any such assignment or subletting not provided for below, without Landlord's prior written consent shall be void and, at Landlord's option, shall terminate this Lease. Any assignment or transfer of this Lease shall not be effective unless the assignee or transferee shall, at the time of such assignment or transfer, assume in writing all the terms, covenants and conditions of this Lease thereafter to be performed by the Tenant, and shall agree in writing to be bound thereby. Tenant specifically understands and agrees that any assignment or sublease shall in no way release (unless by written agreement with Landlord) the Tenant from any of its obligations and covenants under this Lease, nor should said assignment or sublease be construed or taken as a waiver of any of Landlord's rights or remedies hereunder against or as relating to Tenant. In order for Landlord to consider an assignment or sublease, Tenant shall provide the following:


                  i. Tenant shall give Landlord a twenty (20) day prior written notice of its desire to assign or sublet, which notice shall include reliable information, including but not limited to, the name of the proposed assignee or sublessee, its financial responsibility evidenced by financial statements and/or credit reports, a description of its business activities and specific terms as to the assignment or sublease agreement including rental, term and the date said assignment or sublease is to take effect. Tenant shall comply with all reasonable requests of Landlord for additional information.


                  ii. Provided Landlord submits a preliminary approval of such assignment or sublet, such consent shall be conditioned upon the delivery to the Landlord within ten (10) days after such preliminary approval of two executed copies of the assignment which shall include an assumption by the assignee, from and after the effective date of the assignment of the performance and observance of the covenants and conditions of this Lease contained on Tenant's part to be performed and observed, or should a sublease be involved, two executed copies of the sublease agreement which shall include an agreement on the part of the subtenant to be obligated, from and after the effective date of the sublease, to the performance and observance of the covenants and conditions of this Lease contained on Tenant's part to be performed and. observed.

b.       Permitted Assignments.


                  i. The provisions of this Articles shall not be deemed to prohibit (1) transfers of stock among existing stockholders or among spouses, children or grandchildren of existing stockholders or inter vivos or testamentary transfers to trusts established for the benefit of such persons, (2) a public offering of the stock of Tenant, (3) the transfer of outstanding stock which are traded on a recognized securities exchange or (4) a transfer of all of Tenant's stock to any one person or entity.


                  ii. Tenant may assign this lease or sublease the entire demised premises to a parent, affiliate or wholly owned subsidiary of Tenant or to any entity with which or into which Tenant may consolidate or merge or to whom all or substantially all of the assets of Tenant are sold or transferred.


c. Landlord Assignment. Landlord may assign his interest in this Net Lease Agreement without the consent of the Tenant.


                                   ARTICLE 15.
                                SECURITY INTEREST


         Purchase Money Security Interest. Landlord's lien and security interest is and shall remain subject and subordinate to any lien securing bona fide purchase money financing of any of the property in question in favor of a party unaffiliated with Tenant. Landlord shall not have any lien for performance of any obligations of Tenant upon any fixtures, machinery or equipment, or goods, wares or merchandise or other personal property, and Landlord hereby expressly waives the provisions of any law giving to it such a lien. Landlord agrees that if any lender to which Tenant shall grant a security interest in the aforesaid fixtures, machinery, equipment, goods, wares, merchandise and/or other personal property shall request that Landlord confirm that it has waived any lien which Landlord may have thereupon by operation of law for the performance of any obligations of Tenant hereunder, Landlord shall promptly execute and deliver to Tenant any instrument so requested of it.



                                   ARTICLE 16.
                           EVENTS OF DEFAULT: REMEDIES


a. Events of Default. Each of the following events shall be a default hereunder by Tenant and a breach of this Lease:


                  i. If Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or any insolvency act of any state or shall voluntarily take advantage of any such law or act by answer or otherwise or shall be dissolved or shall make an assignment for the benefit of creditors.


                  ii. If involuntary proceedings under any such bankruptcy law or insolvency act shall be instituted against Tenant or if a receiver or trustee shall be appointed for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after institution or appointment.


                  iii. If Tenant shall fall to pay Landlord any rent or additional rent as and when the same shall become due and payable and shall not make such payment within five (5) days after notice thereof.


                  iv.      If Tenant shall vacate or abandon the Premises.


                  v. If this Lease or the estate of Tenant hereunder shall be transferred to or shall pay to or evolve upon any other person or party, except in a manner permitted under Article 14 hereof.


                  vi. If Tenant shall make an assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for itself or any of its property.


                  vii. If Tenant shall fail to keep, observe or perform any of the other covenants and agreements herein contained to be kept, observed and performed by Tenant, and such failure, relative to a condition which poses a risk of imminent harm to persons or property shall continue for ten (10) days or sooner if such condition requires immediate remedial action, after notice thereof in writing to Tenant by Landlord, or relative to a nonhazardous condition which shall continue for thirty (30) days after notice thereof in writing, to Tenant by Landlord, provided, however, should remedial activity on the part of Tenant reasonably require a period in excess of the said period provided, Tenant shall not be considered to have committed an event of default provided it diligently pursues said remedial activity for a reasonable period of time as may be required as long as it diligently pursues such remedial activity.


b. Remedies. Upon the occurrence and continuance of Tenant's Event of Default for failure to pay Rental when due, Landlord shall give Tenant ten (10) days' written notice that Tenant's Event of Default has occurred, specifying Tenant's Event of Default and the action required necessary to cure Tenant's Event of Default. Upon the occurrence and continuance of Tenant's Event of Default other than the failure to pay Rent when due, Landlord shall give Tenant thirty (30) days' written notice of Tenant's Event of Default, specifying Tenant's Event of Default and the action required to cure Tenant's Event of

         Default. If Tenant fails to cure Tenant's Event of Default within the time provided to cure, Landlord may resort to any and all legal remedies or combination of legal remedies which Landlord may desire to assert including but not limited to Landlord re-entering the Premises by any lawful means, and removing all persons and chattels therefrom and Landlord shall not be liable for damages or otherwise by reason of re-entry or termination. Notwithstanding such termination, the liability of Tenant for the rent provided for hereinabove shall not be extinguished for the balance of the term remaining after said termination.


         Should termination of Tenant's estate occur as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as reletting, all rentals received by Landlord from such reletting, shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting including, brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder.


         If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.


         Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the rent for the unexpired term shall be equal to the base monthly rent, for each remaining month plus Tenant's share of taxes, insurance, and maintenance from the commencement of the term to the time of default. Upon termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord.

c. Cure of Default. If Tenant defaults in the making of any payment, or in the doing of any act herein required to be made or done by Tenant, or does or suffers any act prohibited herein, then Landlord may, but shall not be required to, make such payment or do such act, or correct any damage caused by such prohibited act and to enter the Premises as appropriate in connection therewith, and the amount of the expense thereof, if made or done so by Landlord, with interest thereon at the Interest Rate (as hereinafter defined) from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy of which Landlord would otherwise be entitled.


d. Landlord's Default. Should Landlord be in default under the terms of this lease, Landlord shall have reasonable and adequate time in which to cure the same after written notice to Landlord by Tenant.


e. Waiver of Redemption. Tenant hereby expressly waives, to the full extent waivable, any and all rights or redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation of Tenant of any of the covenants or conditions of this lease, or otherwise.


f. Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or by statute and every power and remedy given by this Lease to Landlord or Tenant may be exercised from time to time and as often as occasion may arise or may be deemed expedient. No delay or admission of Landlord or Tenant to exercise any right or power arising from any event of default shall impair any such right or power or shall be construed to be a waiver of any such event of default or acquiescence therein.


g. Miscellaneous. If any installment of rent is not paid by Tenant within five days after the same becomes due and payable: (i) a late charge in the amount of $100.00 shall become immediately due and payable as compensation to Landlord for administrative costs; and (ii) the unpaid balance due Landlord shall bear interest at the Interest Rate from the date such installment became due and payable to the date of payment thereof by Tenant, and such interest shall constitute additional rent hereunder which shall be immediately due and payable. The "Interest Rate" as used herein means four (4) points over the rate of interest publicly announced from time to time by Norwest Bank Minneapolis N.A. as its "prime rate", "base rate" or "reference rate", (or if more than one exist, whichever is highest) each change in the interest rate hereunder to become effective on the date the corresponding change in such prime rate becomes effective.

                                   ARTICLE 17.
                              SURRENDER OF PREMISES


         Tenant shall, upon the expiration or earlier termination of this Lease, peaceably vacate and surrender the Premises to Landlord In good order, condition and repair. reasonable wear and tear excepted. Tenant shall leave the Premises and appurtenances thereto free and clear of rubbish and broom clean.


                                   ARTICLE 18.
                                  SUBORDINATION


a. Definition of Mortgage. For the purposes of this Article, the term "Mortgage" shall mean at any time, any mortgage of record now or hereafter placed against the Premises, any increase, amendment, extension, refinancing or recasting of a Mortgage and, in the case of a sale or lease and leaseback by Landlord of all or any part of the Premises, the lease creating the leaseback. For the purposes hereof, a Mortgage shall be deemed to continue in effect after foreclosure thereof and during the period of redemption therefrom.


b. Subordination of Lease. As long as there is an executed Subordination, Non-Disturbance and Attornment Agreement between the Landlord, Tenant and any Mortgagee, this Lease is subject and subordinate to the lien of any Mortgage which may now or hereafter encumber the Premises or any development of which the Premises is a part. In confirmation of such subordination., Tenant shall, at Landlord's request from time to time, promptly execute any certificate or other document requested by the holder of the Mortgage. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any Mortgage, Tenant shall immediately and automatically attorn to the purchaser at such foreclosure sale, as Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, nor or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Neither the holder of the Mortgage (whether it acquires title by foreclosure or by deed in lieu thereof) nor any purchaser at foreclosure sale shall be liable for any act or omission of Landlord, subject to any offsets or defenses which Tenant might have against Landlord or bound by any prepayment by Tenant of more than one month's installment of Base Rent and additional rent or by any modification of this Lease made subsequent to the granting of the Mortgage.


                                   ARTICLE 19.
                       CERTIFICATES BY TENANT AND LANDLORD


a. Certificate by Tenant. Tenant shall, at any time and from time to time, upon not less than twenty (20) days' prior notice by Landlord, execute and acknowledge to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the Lease is in full force and effect as modified and stating the modifications), and the dates to which the base rent and the additional rent have been paid, and stating whether or not to the best knowledge of the signer of such certificate, Landlord is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease, and, if in default, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Article 19(a) may be relied upon by Landlord or any prospective purchaser of the fee or any mortgage thereto or any assignee of any mortgage upon the fee of the Premises, but reliance on such certificate may not extend to any default of Landlord as to which the signer for Tenant shall have had no actual notice.


b. Certificate by Landlord. Landlord shall, at any time and from time to time, upon not less than twenty (20) days' prior notice by Tenant execute and acknowledge to Tenant a statement in writing, certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the Lease is in full force and effect as modified and stating the modifications), and the dates to which the base rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer of such certificate, Tenant is in default in keeping, observing or performing any term, covenant, agreement, provision, condition, or limitation contained in this Lease, and if in default, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Article 19(b) may be relied upon by any prospective assignee of Tenant's interest in this Lease, any prospective sublessee of the entire Premises or any mortgagee of this Lease or of any sublease of the entire Premises, or any assignee of any mortgage upon the leasehold estate created hereby or by any sublease, but reliance on such certificate may not extend to any default of Tenant as to which the signer for Landlord shall have had no actual knowledge.


                                   ARTICLE 20.
                                     NOTICE


         All notices or demands which shall be required or permitted by law or any provisions of this Lease shall be sent by United States certified mail, postage prepaid, to the addresses set out below for Landlord and Tenant, and such notices shall be properly given if directed to those addresses until notices given in the manner described above to change such address.


              To Tenant:      Service One International Corporation
                              3401 North Louise Avenue
                              Sioux Falls, SD 57107


              To Landlord:    Donald A. Dunham, Jr.
                              Commercial Division, Commerce Center
                              200 North Phillips Avenue, Suite 202
                              Sioux Falls, SD 57102

                                   ARTICLE 21.
                                     WAIVER


         Failure of Landlord to insist upon the strict performance of any or all of the terms or conditions herein shall not constitute, nor be construed as, a waiver of Landlord's right to thereafter enforce any such terms or conditions, but the same shall continue in full force and effect.


                                   ARTICLE 22.
                                  HOLDING OVER


         In the event Tenant shall continue to occupy the Premises after the expiration of the term hereof, such holding over shall not operate to extend or renew this Lease, but shall be construed as a tenancy from month to month which may be terminated by either party upon thirty (30) days, prior written notice. Such month-to-month tenancy by Tenant shall be subject to all the terms and provisions of this Lease.


                                   ARTICLE 23.
                                    COVENANTS


a. Covenant of Faithful Performance. It is mutually agreed that this Lease is made upon and subject to the terms, covenants, and conditions herein contained, and that Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions to be kept and performed by it and that this Lease is made upon the condition of such performance.


b. Provisions Deemed Covenants and Conditions. The parties hereto agree that all the provisions hereof are to be construed as covenants and conditions as though the words imparting such covenants and conditions were used in each instance.


                                   ARTICLE 24.
                                 OPTION TO RENEW


a. Term. Tenant shall have the option to renew this lease upon the expiration of the initial term for two additional terms of five (5) years each.


b. Rental Adjustment During Renewal Terms. If Tenant exercises a renewal option to extend the term of this Lease, the annual Base Rent during the renewal term shall be equal to the annual Base Rent as in effect at the end of the initial term plus any increase as determined in accordance with the provisions of this Section. Annual Base Rent for the renewal terms shall be based on the percentage of change in the Consumer Price Index for Urban Wage Earners and Clerical Workers (All Items Category) (1982-1984 = 100), as published from time to time by the Bureau of Labor Statistics of the United States

         Department of Labor ("Consumer Price Index"), or if such Index is not published, a similar index agreed upon by Landlord and Tenant.


         The annual Base Rent for the first renewal term shall be calculated by first determining the percentage change in the Consumer Price Index between the date occurring sixty (60) days prior to September 21, 1996, and the date occurring sixty (60) days prior to fifteenth annual anniversary date of the term. The result, or ten percent (10%), whichever is less, shall then be applied to the annual Base Rent in effect immediately prior to the first renewal term. The result of the calculation, when added to the annual Base Rental in effect immediately prior to the fifteenth annual anniversary date, shall be the annual Base Rent for the first renewal term.


         The annual Base Rent for the second renewal term shall be calculated by first determining the percentage change in the Consumer Price Index between the date occurring sixty (60) days prior to the fifteenth annual anniversary date of the term and the date occurring sixty (60) days prior to the twentieth annual anniversary date of the term. The result, or ten percent (10%), whichever is less, shall then be applied to the annual Base Rental in effect during the first renewal term. The result of the calculation, when added to the annual Base Rent in effect during the first renewal term, shall be the annual Base Rent for the second renewal term.


c. Notice of Exercise. If Tenant desires to exercise this option to renew this lease, it shall provide written notice of that fact to Landlord no later than ninety (90) days prior to the expiration of the initial term of this lease.


                                   ARTICLE 25.
                               GENERAL PROVISIONS


a. Captions. The captions of the Articles of this Lease are for convenience only and are not a part of this Lease, and do not in any way limit or amplify the terms or provisions of this Lease.


b. Successors and Assigns. Subject to the provisions hereof, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


c. Attorney's Fees. In the event either of the parties hereto commences any action or proceeding against the other under or on account of this Lease, then and in each such event, the successful party in such action or proceeding shall be entitled to receive, and the parties hereto respectively agree to pay, a reasonable attorneys' fee on account of such action or proceeding.


d. Construction. The language in all parts of this Lease shall be in all cases construed according to its fair meaning and not strictly for or against Landlord or Tenant.

         If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid. void or unreasonable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.


         The parties intend that the obligations herein of Tenant are the Joint and several obligations of the corporation and the Guarantors named in attached Lease Guaranty.


e. Force Majeure. Whenever a period of time is herein provided for either party to do or perform any act or thing, that party shall not be liability or responsible for any delays, and applicable periods for performance shall be extended accordingly, due to strikes, lockouts, riots, acts of God, shortages of labor or materials, national emergency, acts of a public enemy, governmental restrictions, laws or regulations, or any other cause or causes, whether similar or dissimilar to those enumerated, beyond its reasonable control. The provisions of this paragraph shall not operate to excuse Tenant from prompt payment of rent, additional rent or other monetary payments required by the terms of this Lease.


f. Law Governing. This Lease shall be governed by and construed in accordance with the laws of the State of South Dakota.


g. Landlord Rules and Regulations. Tenant and its employees shall observe and comply with any reasonable rules and regulations that Landlord or Landlord's agents may from time to time adopt for the Premises and that are applicable to Tenant provided Tenant has received notice of such rules and regulations pursuant to the notice provisions of Article 20 hereof.


h. Initial Tenant Covenant. Tenant covenants and warrants that it has full right and lawful authority to enter into this Lease for the full term herein granted and for any and all extensions herein provided.


i. Entire Agreement. This Lease, together with any written modifications or amendments hereto, hereinafter entered into, shall constitute the entire agreement between the parties relative to the subject matter hereof and shall supersede any prior agreements or understandings, whether written or oral, which the parties may have had relating to the subject matter hereof. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them. Tenant shall not record this Lease without Landlord's written consent.


j. Counterparts. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


k. Consent of Landlord. Wherever in this Lease the consent of Landlord is required, it is agreed that such consent will not be unreasonably withheld and will be promptly considered, and in the event Landlord does not refuse to grant such consent in writing within thirty (30) days after request by Tenant thereof, the same shall be deemed to have been given.


l. Tenant Financial Statements. On an annual basis, Tenant hereby agrees to provide to Landlord a copy of its audited financial statements.


m. Brokerage Commission. Landlord will pay the brokerage commission payable in connection with this Lease.


         IN WITNESS WHEREOF, the parties hereto have executed this Net Lease Agreement as of the day and year first above written.


LANDLORD                                TENANT

    /s/ Donald A. Dunham, Jr.           Service One International Corporation
  ----------------------------
        Donald A. Dunham, Jr.

                                        By      /s/ Martin Burke
                                           ----------------------------
                                          Its     President
                                               ------------------------

                                    Exhibit A


                  The Plans and Specifications as identified in paragraph 1(c) of the Amended and Restated Lease Agreement are entitled "A Dunham Development Project -- Service One Addition" and consist of 15 pages with such pages being identified as follows:


                  Sheet Index


                  Civil Engineering Drawing
                  Cl  Site Plan/Landscaping - 09/05/96


                  Architectural Drawings
                  T1  Title Page - 10/01/96
                  Al  Floor Plan - 10/01/96
                  A2  Schedules/Details - 12/02/96
                  A3  Exterior Elevations - 10/01/96
                  A4  Wall Sections - 10/01/96
                  A5  Wall Sections - 10/01/96


                  Structural Drawings
                  S1  Foundation Plan - 9/10/96
                  S2  Foundation Details - 9/10/96
                  S3  Roof Framing Plan - 9/19/96
                  S4  Roof Framing Details - 9/19/96


                  E1  Electrical Lighting - 11/7/96
                  E2  Power & Signal - 11/7/96


                  M1  HVAC - 10/2/96
                  M2  Plumbing - 10/2/96